FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

          Date of Report (Date of earliest event reported) June 8, 2006
                                                           ------------


                        ACROSS AMERICA REAL ESTATE CORP.
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        (Exact Name of Small Business Issuer as specified in its charter)


        Colorado              000-50764                20-0003432
     ---------------         ----------         --------------------------
     (State or other         (Commission        (IRS Employer File Number)
     jurisdiction of          File No.)
     incorporation)


           1660 Seventeenth Street, Suite 450, Denver, Colorado 80202
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           (Address of principal executive offices including zip code)


                                 (303) 893-1003
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              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


References in this document to "us," "we," or "the Company" refer to Across America Real Estate Corp. and its subsidiaries.


Item 5.02   Departure of Principal Officer
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To be effective July 3, 2006, Mr. Charles J. Berling resigned from his position and employment at our Company. We have not appointed a replacement for Mr. Berling at this time.


Item 9.01 Exhibit; Resignation Letter
--------------------------------------


[LETTERHEAD]

June 7, 2006

Alexander V. Lagerborg
President and CEO
Across America Real Estate Corp.
1660 17th Steet, Suite 450
Denver, CO 80202

Dear Alex:

This letter confirms our conversation that I am resigning from my position and employment at AARD effective July 3, 2006. Many thanks to you and the Board for the opportunity to work with you for the past 18 months. I wish you and the company the best as it continues to experience success as a leader in your industry.

Sincerely,

/s/ Charles J. Berling
----------------------
Charles J. Berling

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Across America Real Estate Corp.


    Dated: June 8, 2006                   By  /s/ Alexander V. Lagerborg
                                               ----------------------------
                                               Alexander V. Lagerborg
                                               Chief Executive Officer